EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



Pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the filing of the Quarterly Report on Form 10-QSB/A for the Quarter Ended August 31, 2005 (the "Report") by Advanced Media Training, Inc. ("Registrant"), the undersigned hereby certifies that:

         1. to the best of my knowledge, the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2.       to the best of my knowledge,  the information contained in the
                  Report  fairly  presents,   in  all  material  respects,   the
                  financial condition and results of operations of Registrant.




March 22, 2006                         By:  /S/ BUDDY YOUNG
                                            ---------------------------------
                                            Buddy Young
                                            Chief Executive Officer and Chief
                                            Financial Officer